                                                                  EXHIBIT 10.10A

[LETTERHEAD OF HONGKONG BANK]

PRIVATE & CONFIDENTIAL

31 October 1996

Four Media Company Asia Pte Ltd                     This Letter of
20 Choon Guan Street 604-00                         Offer supersedes
City South Telephone Exchange                       our Letter of
Singapore 078809                                    Offer dated
                                                    24JUL96.

Attention: Robert T. Walston / Alan Unger
-----------------------------------------

Dear Sirs

BANKING FACILITIES

With reference to the intended public listing of the new holding company, Four Media Company, Delaware (FMCD) in the United States, we advise that we have amended the terms and conditions for the undermentioned facilities which are subject to review at any time and in any event, in JANUARY 1997:

1.  FACILITIES            PRESENT LIMITS        PROPOSED LIMITS
    ----------            ---------------       ---------------

    A.  General Banking Facilities
    ------------------------------

    Guarantee             SGD    90,000.00      SGD    40,000.00

    B.  Term Facility
    -----------------

    7 Year Term Loan      SGD16,898,136.33      SGD16,898,136.33

2.  SECURITY
    --------

    As security we currently hold a corporate guarantee from Four Media Company, U.S.A. for SGD16.95 million with Board Resolution and Certificate of Incumbency and Counsel's opinion. This will be released and be replaced by a corporate guarantee from the new holding company, Four Media Company, Delaware (FMCD) for SGD16.95 million together with Board Resolution and Certificate of Incumbency and Counsel's opinion (form enclosed).

3.  COVENANTS HELD
    --------------

    a) Four Media Company Asia Pte Ltd shall remain a 100% owned subsidiary of Four Media Company, Burbank and more than 50% of the issued and paid-up capital of Four Media Company, Burbank shall remain ultimately owned by
        Steinhardt Organization (to be deleted).                          .../2

[LETTERHEAD OF HONGKONG BANK]

                                     - 2 -
--------------------------------------------------------------------------------

    b) Four Media Company Asia Pte Ltd shall advise the Bank of any development / changes / problems with contract with MTV Asia (held).

    c)  Gearing covenant shall be as follows:

        Year 1              : Not to exceed 2.40:1
        Year 2              : Not to exceed 2.30:1
        Year 3              : Not to exceed 2.20:1
        Year 4 to 5         : Not to exceed 1.50:1
        Year 6 to 7         : Not to exceed 1.10:1

    d) Repayment of subordination of shareholders' loans shall be allowed in compliance with covenants.

    Additional Covenants To Be Obtained
    -----------------------------------

    e) In the event of a public listing of FMCD, the combined shareholding of Robert Walston and key management including James Donlon, John Sabin, Gavin Schutz and Robert Bailey shall be maintained at the post listing level with the minimum percentage being 15.00% until 15 April 2000. Thereafter the bank shall be notified prior to any change in the shareholding of the above shareholders.

    f) FMCD, the guarantor, shall notify the bank prior to its entering into contingent liabilities in the amounts of USD1.0 million and above. Contingent liabilities are defined as any contingent items such as corporate guarantees, guarantees, performance bonds, standby DCs or DCs which will not be reflected as primary liabilities in the guarantor's audited financial statements.

    g) The consolidated net worth of the guarantor, FMCD, shall be no less than USD22.0 million as at the end of each January and the respective financial year end, i.e. July.

    h) The consolidated financial condition of the guarantor, FMCD, after the transfer of all shares of operating entities shall not adversely differ from the audited consolidated accounts of the existing holding company, Four Media Company, Burbank as at financial year ending 04 August 1996.

    i)  The employment contracts for Robert T. Walston and Gavin Schutz shall be
        extended throughout the term of the loan facility.                 .../3

[LETTERHEAD OF HONGKONG BANK]

                                     - 3 -
--------------------------------------------------------------------------------

All Securities, Terms and Conditions enumerated in our Letter of Offer dated 28 January 1996 and previously executed loan facility documentation remain unchanged.

We are pleased to be of assistance to you and shall be grateful if you could arrange for the authorized signatories of the company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter together with a Certified True Copy of your Board Resolution and the enclosed document by 22 November 1996 to signify your confirmation as to
                             ----------------
the correctness of the securities held and your understanding and acceptance of the terms and conditions under which these facilities are granted.


Yours faithfully


/s/ ISABELLA CHEONG                      /s/ LILIAN YAP
------------------------------           --------------------------------
    ISABELLA CHEONG                          LILIAN YAP
    DEPUTY MANAGER                           MANAGER
KW/al


We confirm our acceptance of the terms and conditions stated herewith.



/s/ ROBERT T. WALSTON
--------------------------------
For and on behalf of
FOUR MEDIA COMPANY ASIA PTE LTD

NAME:  ROBERT T. WALSTON
DESIGNATION: MANAGING DIRECTOR
DATE:  1/3/97

[LETTERHEAD OF LEE & LEE]

4 February 1997

Four Media Company Asia Pte. Ltd.                BY FAX & POST
30 Choon Guan Street                             (Fax: 420 2732)
#04-00, City South Telephone Exchange            No. of pages: 15
Singapore 079809

Attention: Mr. Alan Unger
-------------------------

Greenburg Glusker Fields Claman & Machtinger     BY FAX & POST
1900 Avenue of the Stars                         (Fax: 001-1-310-553-0687)
Suite 2100                                       No. of pages: 15
Los Angeles
California 90067-4590
United States of America

Attention: Ms. Jill A. Cossman
------------------------------

Dear Sirs:

S$16,950,000 MILLION TERM LOAN FACILITY ("THE FACILITY") TO FOUR MEDIA COMPANY ASIA PTE. LTD. ("4MCA") FROM THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("THE BANK") -- REORGANIZATION OF FOUR MEDIA COMPANY, BURBANK ("4MC BURBANK").

We refer to the above matter.

We enclose herewith a copy of the Supplemental Loan Agreement dated 3 February 1997 executed by 4MCA and the Bank for your information. We will be attending to the stamping of the same today.

Please let us have the originals of the documents listed in Clauses 4.1(1) (a)
                       ---------
to (f) as soon as possible.

Yours faithfully


/s/ LEE & LEE
-------------------
Lee & Lee

enc.
cc  Clients (without enc)
    Attention: Ms. Isabelle Cheong/Ms. Annie Ng (Fax: 338 1894)
    -------------------------------------------

                                    BETWEEN


                        FOUR MEDIA COMPANY ASIA PTE LTD


                                      and


                 THE HONGKONG AND SHANGHAI BANKING CORPORATION



                          ---------------------------

                          SUPPLEMENTAL LOAN AGREEMENT

                          ---------------------------


                                   LEE & LEE
                            5 Shanton Way, Level 19
                                 UIC Building
                               Singapore 088808

THIS SUPPLEMENTAL LOAN AGREEMENT is dated 3 February 1997 and made BETWEEN:

(1) FOUR MEDIA COMPANY ASIA PTE LTD, a company incorporated in Singapore and having its registered office at 30 Choon Guan Street, #04-00, City South Telephone Exchange, Singapore 079809 ("the Borrower"); and

(2) THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a company incorporated in Hong Kong and having a place of business at 40-A Orchard Road #01-00, MacDonald House, Singapore 238838 ("the Bank")

and is supplemental to a Loan Agreement dated 22nd February 1995 ("the Loan Agreement") made between the Borrower and the Bank, pursuant to which the Bank agreed to make available to the Borrower a term loan facility of up to Singapore Dollars Sixteen Million Nine Hundred and Fifty Thousand (S$16,950,000) ("the Facility").

WHEREAS:
-------

A. It was a term of the Bank's agreement to make available the Facility to the Borrower that Four Media Company, a corporation incorporated in the state of Delaware, the United States of America ("U.S.A.") ("the Original Guarantor") with its principal place of business at 2813 West Alameda Avenue, Burbank, California 91505-4456, U.S.A. execute in favour of the Bank a guarantee and a deed of subordination both as security for the Borrower's obligations under the Loan Agreement.

B. The Original Guarantor had on 16 and 22 February 1995 executed a guarantee ("the Existing Guarantee") and a deed of subordination ("the Existing Deed of Subordination") in favour of the Bank respectively. The Borrower was a wholly owned subsidiary of the Original Guarantor at the time of execution of the Existing Deed of Guarantee and the Existing Deed of Subordination.

C. The Original Guarantor had on 25 September 1996 changed its name from "Four Media Company" to "4MC-Burbank, Inc".

D. Pursuant to a reorganization exercise ("the Reorganization"), a holding company under the name of "Four Media Company" was on 25 September 1996 incorporated in the state of Delaware, U.S.A. ("4MC Delaware") with its principal place of business at 2813 West Alameda Avenue, Burbank, California 91505-4455, U.S.A. which acquired, on 17 October 1996, all the outstanding capital stock of or, as the case may be, the issued shares in, inter alia, the Original Guarantor and the Borrower.

E. The Borrower has requested the Bank and the Bank has agreed, inter alia, to the Reorganization on and subject to (i) the provision of, inter alia, a corporate guarantee by 4MC Delaware (in terms substantially similar to the Existing Guarantee) and (ii) the terms and conditions hereinafter set out.

NOW IT IS HEREBY AGREED AS FOLLOWS:
----------------------------------

1.  INTERPRETATION;
    --------------

1.1 In this Supplemental Loan Agreement, all words and phrases defined in the Loan Agreement and not otherwise defined herein shall bear the meanings ascribed to them in the Loan Agreement.

2.   AMENDMENTS TO THE LOAN AGREEMENT:
     --------------------------------

2.1  Clause 1.02 shall be amended as follows:

     (i) by deleting the word "Guarantor" at the end of the definition of "Deed of Subordination" and replacing with the words "Subordinated Lender";

     (ii) by inserting after the definition of "First Drawdown Date" the following new definition:

            ""Group" means the Guarantor and its Subsidiaries;";

     (iii) by inserting after the word "incorporated" in the first line of the definition of "Guarantor" the words "on 25 September 1996";

     (iv) by inserting after the definition of "Project Costs" the following new definition:

            ""Reorganization" means the reorganization exercise pursuant to which the Guarantor acquired all the outstanding capital stock of, or, as the case may be, the issued shares in, inter alia, the Subordinated Lender and the Borrower;" and

     (v) by inserting after the definition of "Repayment Dates" the following new definition:

            ""Subordinated Lender" means 4MC-Burbank, Inc. (previously known as "Four Media Company") a corporation incorporated in the state of Delaware, the United States of America with its principal place of business at 2813 West Alameda Avenue, Burbank, California 91805-445, U.S.A.".

2.2 Clause 5.01(a) shall be amended by inserting the words "each of" before, and the words "and the Subordinated Lender" after, the words "the Guarantor" respectively in the first line thereof.

2.3 Clause 5.01(c) shall be amended by inserting the words "each of" before, and the words "and the Subordinated Lender" after, the words "the Guarantor" respectively in the first line thereof.

2.4  Clause 5.01(f) shall be amended as follows:

     (i)    by replacing the word "and" in the first line thereof with a comma;

     (ii) by inserting the words "and the Subordinated Lender" after the words "the Guarantor" in the first, fifth and ninth lines thereof; and

     (iii) by replacing the word "or" in the fifth and ninth lines thereof with a comma.

2.5  Clause 5.01(g)(i) shall be amended as follows:

     (i) by inserting after the word "Guarantor" in the seventh line thereof the words "or the Subordinated Lender"; and

     (ii) by replacing the word "its" in the seventh line thereof with the words "their respective".

2.6  Clause 5.01(h) shall be amended as follows:

     (i)    by replacing the word "or" in the fifth line thereof with a comma;
            and

     (ii) by inserting after the words "the Guarantor" in the fifth line thereof the words "or the Subordinated Lender".

2.7  Clause 5.01(i) shall be amended as follows:

     (i)    by replacing the word "and" in the fourth line with a comma;

     (ii) by inserting after the words "the Guarantor" in the fourth line thereof the words "and the Subordinated Lender";

     (iii) by replacing the word "or" in the fourth line of sub-section (i) with a comma;

     (iv) by inserting after the words "the Guarantor" in the fourth line of sub-section (i) the words "or the Subordinated Lender";

     (v) by replacing the word "or" in the second, sixth and eighth lines of sub-section (ii) with a comma;

     (vi) by inserting after the word "Guarantor" in the second, seventh and eighth lines of sub-section (ii) the words "or the Subordinated Lender";

     (vii) by replacing the word "or" in the second and fourth lines of sub-section (iii) with a comma;

     (viii) by inserting after the word "Guarantor" in the second line of sub-section (iii) the words "or the Subordinated Lender"; and

     (ix) by inserting after the word "Guarantor's" in the fourth line of sub-section (iii) the words "or the Subordinated Lender's".

2.8  Clause 5.01(j) shall be amended as follows:

     (i) by inserting after the words "Borrower and" in the second line thereof the following words:

             "the latest audited consolidated and unconsolidated balance sheets and profit and loss accounts of";

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "and the Subordinated Lender"; and

      (iii) by inserting after the words "the Borrower" in the sixth and seventh lines thereof the words ", the Guarantor and the Subordinated Lender respectively".

2.9   Clause 5.01(k) shall be amended as follows:

      (i)    by replacing the word "or" in the second line thereof with a comma;
             and

      (ii) by inserting after the word "Guarantor" in the third line thereof the words "or the Subordinated Lender".

2.10  Clause 5.01(l) shall be amended as follows:

      (i) by replacing the word "and" in the second line thereof with a comma; and

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "and the Subordinated Lender".

2.11 Clause 5.01(m) shall be amended by deleting the following words in the first to the fourth lines thereof:

      "and more than 50 per cent of the issued and paid-up share capital of the Guarantor is ultimately owned by entities controlled by Michael Steinhardt (Social Security No. 116-300-670)".

2.12  Clause 5.02 shall be amended as follows:

      (i) by inserting at the end of the fourth line thereof the words "most recent audited consolidated and unconsolidated balance sheets and profit and loss accounts of the"; and

      (ii) by inserting after the word "Guarantor" in the fifth line thereof the words "and the Subordinated Lender".

2.13  Clause 6.01(a) shall be amended as follows:

      (i) by inserting after the words "the Guarantor" in the first line thereof the words "and the Subordinated Lender";

      (ii) by inserting after the words "respective audited financial statements" in the fourth line thereof the following words:

             "(in the case of the Borrower) and audited consolidated and unconsolidated financial statements (in the case of the Guarantor and the Subordinated Lender)";

      (iii) by replacing the word "and" in the seventh line thereof with a comma; and

      (iv) by inserting after the words "the Guarantor's" in the seventh line thereof the words "and the Subordinated Lender's".

2.14  Clause 6.01(d) shall be amended as follows:

      (i)    by replacing the word "and" in the first line thereof with a comma;

      (ii) by inserting after the words "the Guarantor" in the first line thereof the words "and the Subordinated Lender"; and

      (iii) by inserting after the words "the Guarantor" in the fifth line thereof the words "and/or the Subordinated Lender".

2.15  Clause 6.01(g) shall be amended as follows:

      (i)    by replacing the word "or" in the third line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor" in the third line thereof the words "or the Subordinated Lender".

2.16  Clause 6.01(o) shall be amended as follows:

      (i) by replacing the word "or" in the sixth and seventh lines thereof with a comma; and

      (ii) by inserting after the words "the Guarantor" in the sixth and seventh lines thereof the words "or the Subordinated Lender".

2.17 Clause 6.01(p) shall be amended by replacing the word "Guarantor" in sub-sections (i) and (ii) thereof with the words "Subordinated Lenders";

2.18 Clause 6.01(s) shall be amended by deleting the following words in the second to fourth lines thereof:

      "and the Guarantor shall not permit or suffer to permit any change in control of more than 50 per cent. of its issued and paid-up share capital".

2.19  Clause 6.01(v) shall be amended as follows:

      (i) by replacing the word "Guarantor" in the third and fourth lines thereof with the words "Subordinated Lender"; and

      (ii)   by deleting the word "and" at the end thereof.

2.20 Clause 6.01(w) shall be amended by deleting the words "use its best endeavours to" in the first line thereof and inserting the word "and" at the end thereof.

2.21  Clause 6.01 shall be amended by inserting a new Clause 6.01(x) as follows:

      "that the Borrower shall forthwith notify the Bank of any development or change in, or problems arising from the performance or otherwise of, the MTV Contract which may materially and adversely affect the ability of the Borrower to perform its obligations thereunder and under this Agreement and/or the Security Documents.".

2.22 Clause 6 shall be amended by inserting a new Clause 6.03 after Clause 6.02 as follows:

      "The Borrower hereby undertakes with the Bank from the date of this Agreement and for so long thereafter as the Term Loan or any other sum hereunder or under any of the Security Documents remains outstanding:

      (a) that the Borrower shall procure that, upon the closing of the public offering of the issued and outstanding stock of the Guarantor on the Nasdaq National Market:

           (i) the aggregate beneficial shareholding of Robert T. Walston, John H. Donlon, John H. Sabin, Gavin W. Schutz and Robert Bailey in the issued and paid up capital of the Guarantor shall not at any time on or before 15 April 2000 be less than 15 per cent. of the issued and outstanding stock of the Guarantor;

           (ii) the Bank shall be notified promptly of any change in the beneficial shareholding of any of the persons named in sub-clause (a)(i) occurring after 15 April 2000;

      (b) that the Borrower shall procure that the Guarantor shall give the Bank not less than 14 days' prior notification of its intention to enter into contingent liabilities exceeding in aggregate US$1,000,000. For the purpose of this sub-clause (b), "contingent liabilities" shall include any liability arising under any guarantees, performance bonds, letters of credit or documentary credits which will not be reflected as primary liabilities in the Guarantor's audited consolidated and unconsolidated financial statements;

      (c) that the Borrower shall procure that the Consolidated Tangible Net Worth of the Guarantor shall not be less than US$22,000,000 as at the end of January and July. For the purpose of this sub-clause (c), "Consolidated Tangible Net Worth" means the aggregate of the amount paid up or credited as paid up on the issued share capital of the Guarantor and the amounts standing to the credit of the capital and revenue reserves of the Group (including any share premium account, capital redemption reserve fund, revaluation reserves and profit and loss account), all as shown by the latest audited consolidated balance sheet of the Group but:

           (i) adjusted as may be appropriate to reflect any variation in the amount of such paid up share capital or the amounts standing to the credit of such capital and revenue reserves (such capital and revenue reserves not to include any unaudited gains or profits and deducting from such capital and revenue reserves any losses or provisions for losses, whether audited or unaudited) since the date of such latest consolidated balance sheet;

           (ii) (save to the extent actually accounted for in the preparation of the consolidated balance sheet) deducting therefrom any amounts attributable to goodwill (including goodwill arising on consolidation) or other intangible assets; and

           (iii) (save to the extent actually accounted for in the preparation of the consolidated balance sheet) deducting therefrom any amounts distributed or proposed to be distributed in cash or in specie (other than bonus share issue);

      (d) that the Borrower shall procure that the consolidated financial condition of the Group after the Reorganization shall not be adversely different from the consolidated financial condition of the Subordinated Lender and its Subsidiaries as at the financial year ending 4 August 1996; and

      (e)  that the Borrower shall furnish to the Bank:

           (i) within 14 days of the closing of the public offering of the issued and outstanding stock of the Guarantor on the Nasdaq National Market, evidence satisfactory to the Bank that Robert Walston beneficially owns not less than 15% of the issued and outstanding stock of the Guarantor; and

           (ii) forthwith upon the exercise of any option over any of the issued and outstanding stock in the Guarantor by any one or more of John H. Donlon, John H. Sabin, Gavin W. Schutz and Robert Bailey, evidence satisfactory to the Bank of their respective interests or ownership in the issued and outstanding stock of the Guarantor."

2.23  Clause 8.01(b) shall be amended as follows:

      (i)  by replacing the word "or" in the first line thereof with a comma;
           and

      (ii) by inserting after the words "the Guarantor" in the first line thereof the words "or the Subordinated Lender".

2.24  Clause 8.01(c) shall be amended as follows:

      (i)  by replacing the word "or" in the second line thereof with a comma;
           and

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "or the Subordinated Lender".

2.25  Clause 8.01(e) shall be amended as follows:

      (i)    by replacing the word "or" in the first line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor" in the first line thereof the words "or the Subordinated Lender".

2.26  Clause 8.01(f) shall be amended as follows:

      (i)    by replacing the word "or" in the second line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "or the Subordinated Lender".

2.27  Clause 8.01(g) shall be amended as follows:

      (i)    by replacing the word "or" in the second line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "or the Subordinated Lender".

2.28  Clause 8.01(h) shall be amended as follows:

      (i) by inserting after the word "Guarantor" in the third line thereof the words "and/or the Subordinated Lender";

      (ii) by replacing the word "or" in the fourth and seventh lines thereof with a comma;

      (iii) by inserting after the words "the Guarantor's" in the fourth line thereof the words "or the Subordinated Lender's"; and

      (iv) by inserting after the words "the Guarantor" in the seventh line thereof the words "or the Subordinated Lender".

2.29  Clause 8.01(i) shall be amended as follows:

      (i)    by replacing the word "or" in the first line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor" in the first line thereof the words "or the Subordinated Lender".

2.30  Clause 8.01(k) shall be amended as follows:

      (i)    by replacing the word "or" in the second line thereof with a comma;

      (ii) by inserting after the words "the Guarantor" in the second line thereof the words "or the Subordinated Lender"; and

      (iii) by deleting the following words in the third and fourth lines thereof:

             "or in the control of more than 50 per cent. of the issued and paid-up share capital of the Guarantor"

             and substituting therefor the following words:

             "or in the control of any of the issued and outstanding stock of the Guarantor beneficially owned by any one or more of Robert T. Walston, John H. Donlon, John H. Sabin, Gavin W. Schutz and Robert Bailey".

2.31  Clause 8.01(m) shall be amended as follows:

      (i)    by replacing the word "or" in the fourth line thereof with a comma;
             and

      (ii) by inserting after the words "the Guarantor's" in the fourth line thereof the words "or the Subordinated Lender's".

2.32 Clause 12.02 shall be amended by inserting after the words "the Guarantor," the words "the Subordinated Lender,".

3.    ACKNOWLEDGMENTS:
      ---------------

3.1 For the avoidance of doubt, the Borrower acknowledges and agrees that the Security Documents secure and continue to secure the performance of all its obligations and liabilities under the Loan Agreement as supplemented, amended or varied by this Supplemental Loan Agreement.

4.    CONDITIONS PRECEDENT:
      --------------------

4.1   This Supplemental Loan Agreement shall be effective:

      (1)    Receipt of Documents: when the Bank has received in form and
             --------------------
             substance satisfactory to it the following:

             (a) an original or a copy, certified as a true copy by an authorized officer, of resolutions of the Board of Directors of the Borrower evidencing approval of this Supplemental Loan Agreement and authorizing its appropriate officers to execute and deliver this Supplemental Loan Agreement and to give all notices and take all other action required under this Supplemental Loan Agreement;

             (b) a copy, certified as a true copy by an authorized officer, of resolutions of the Board of Directors of the Guarantor evidencing approval of the Guarantee and authorizing its appropriate officers to execute and deliver the Guarantee and to give all notices and take all other action required under the Guarantee;

          (c) the Certificate of Incumbency (in form and substance satisfactory to the Bank) signed and sealed by the Secretary of the Guarantor;

          (d) a copy, certified as a true copy by an authorized officer, of all authorizations required by the Guarantor to authorize, or required by the Guarantor in connection with, the execution, delivery, performance, validity, enforceability and admissibility in evidence of the Guarantee;

          (e) the Guarantee duly executed by the Guarantor and duly stamped (where applicable) together with such further documentation as may be required in connection with the registration, completion and perfection in all respects of the security thereby created;

          (f) legal opinions (in form and substance satisfactory to the Bank) by solicitors in the relevant jurisdiction in respect of the Guarantor's entry into and performance of the Guarantee;

          (g) evidence satisfactory to the Bank that the Guarantor holds all the issued and paid up share capital of the Borrower;

          (h)  such other documents and evidence as the Bank may require.

     (2)  Other Conditions:  upon the following conditions being satisfied:
          ----------------

          (a) that all acts, conditions and things required to be done and performed and to have happened precedent to the execution and delivery of this Supplemental Loan Agreement and to constitute the same legal, valid and binding obligations enforceable in accordance with its terms shall have been done and performed and have happened in due and strict compliance with all applicable laws:

          (b) that all fees and expenses which have accrued under Clause 7 have been paid;

          (c) that the representations and warranties set out in the Loan Agreement (with the substitution in Clauses 5.01(j) and (k) thereof of references to the most recent audited balance sheet and profit and loss account of the Borrower and the most recent audited consolidated and unconsolidated balance sheet and profit and loss account of the Guarantor and the Subordinated Lender respectively) and herein are true and correct as if made with respect to the facts and circumstances existing at such relevant time; and

          (d) that no Event of Default has occurred and is continuing and no event or circumstance which constitutes or which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred.


5.   LOAN AGREEMENT TO CONTINUE TO APPLY:
     -----------------------------------

5.1 Save as amended or modified herein, all the terms and conditions of the Loan Agreement shall continue to apply and to have full force and effect and each and every reference in the Loan Agreement to "this Agreement", "hereunder", "herein" "hereof" or similar expressions shall mean and refer to the Loan Agreement as supplemented amended or varied herein or as may from time to time be further supplemented amended or varied.


6.   REPRESENTATIONS AND WARRANTIES:
     ------------------------------

6.1  The Borrower represents and warrants to the Bank that:

     (a) the representations and warranties set out in Clause 5 of the Loan Agreement (with the substitution in Clauses 5.01(j) and (k) thereof of references to the most recent audited balance sheet and profit and loss account of the Borrower and the most recent audited consolidated and unconsolidated balance sheet and profit and loss account of the Guarantor and the Subordinated Lender respectively) are true and correct as if made on the date of this Supplemental Loan Agreement with reference to the facts and circumstances existing at such date;

     (b) the Borrower has power to execute, deliver and perform its obligations under this Supplemental Loan Agreement; all necessary action has been taken to authorize the execution, delivery and performance of this Supplemental Loan Agreement; this Supplemental Loan Agreement constitutes valid and legally binding obligations of the Borrower enforceable in accordance with its terms; and

     (c) the execution, delivery and performance of this Supplemental Loan Agreement by the Borrower will not (i) contravene any existing law, regulation or authorization to which the Borrower is subject, or (ii) result in any breach of or default under any agreement or other instrument which the Borrower is a party or is subject or (iii) contravene or conflict with any provision of its Memorandum and Articles of Association.


7.   FEES AND EXPENSES:
     -----------------

7.1 The Borrower shall pay to the Bank on the date of this Supplemental Loan Agreement, an arrangement fee of Singapore Dollars Five Thousand (S$5,000).

7.2  The Borrower shall pay to the Bank on demand:

     (a) all expenses (whether legal, printing and out-of-pocket expenses) incurred by the Bank in connection with the negotiation, preparation and execution of this Supplemental Loan Agreement, the Guarantee and all documents executed in connection herewith or therewith or in pursuance hereof or therewith or of any amendment or extension of or the granting of any waiver or consent under this Supplemental Loan Agreement, the Guarantee or any such document;

     (b) all expenses (including legal, printing and out-of-pocket expenses on a full indemnity basis) incurred by the Bank in connection with the enforcement of, or preservation of any rights under, the Loan Agreement (including this Supplemental Loan Agreement) and the Security Documents or otherwise in respect of the moneys owing thereunder together with interest at the respective rates referred to in Clause 9.01 of the Loan Agreement from the date on which such expenses were expended to the date of payment (as well after as before judgment); and

     (c) all goods and services, value added and other similar taxes payable on such expenses

7.3 The Borrower shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Bank) imposed on or in connection with the Loan Agreement (including this Supplemental Loan Agreement and all documents execution in connection herewith or in pursuance hereof) or the Security Documents and shall indemnify the Bank against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.


8.   LAW AND JURISDICTION
     --------------------

8.1 This Supplemental Loan Agreement is governed by and shall be construed in accordance with the laws of Singapore. Each party to this Supplemental Loan Agreement irrevocably submits to the non-exclusive jurisdiction of the Singapore courts.

     IN WITNESS WHEREOF the parties hereto have caused this Supplemental Loan Agreement to be duly executed.

THE BORROWER
------------

The Common Seal of                             |    /s/ illegible
FOUR MEDIA COMPANY                             |    /s/ illegible
ASIA PTE LTD                                   |
was hereunto affixed                           |    [SEAL OF FOUR MEDIA CO]
in the presence of:                            |




Address:     30 Choon Guan Street
             #04-00
             City South Telephone Exchange
             Singapore 078808

Fax:         420 2732


THE BANK
--------

Signed Sealed and Delivered by                 |     /s/ Isabella Cheong Mena
Isabella Cheong Mena Wooi                      |          Wooi
the duly authorized Attorney for               |
THE HONGKONG AND SHANGHAI                      |     /s/ illegible
BANKING CORPORATION LIMITED                    |
acting under a Power of Attorney               |     [SEAL]
dated the [illegible] day of [illegible] 1989  |
(a copy of which was deposited                 |
in the Registry of the Supreme Court           |
of Singapore on the 9 day of Nov 1989          |
and registered as No. 1673 of 1989)            |
in the presence of:                            |



Address:     40-A Orchard Road
             #01-00
             MacDonald House
             Singapore 238838

Telex:       HSBC RS 21259

Fax:         338 1894